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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): APRIL 25, 2005

                            NATIONAL WATERWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

      DELAWARE                      333-102430                    05-0532711
-------------------          ------------------------        -------------------
     (State of               (Commission File Number)          (I.R.S. Employer
   Incorporation)                                            Identification No.)

                          200 WEST HIGHWAY 6, SUITE 620
                                WACO, TEXAS 76712
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (254) 772-5355

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.

                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 25, 2005, National Waterworks, Inc. announced its results of operations for the first quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            99.1  Press Release Dated April 25, 2005


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL WATERWORKS, INC.
                                                 (Registrant)
Date: April 25, 2005

                                          By:  /s/ Philip Keipp
                                               -------------------------------
                                               Name:  Philip Keipp
                                               Title: Chief Financial Officer


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